                                                                    EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

         This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of 7.75% Class A Preferred Stock, $25 par value per share (the "Preferred Shares"), of Ohio Edison Company ("Ohio Edison") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of Ohio Edison and Ohio Edison Financing Trust II dated [________], 1996 (the "Prospectus")), (ii) the procedure for book-entry transfer of Preferred Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.

                    To: THE BANK OF NEW YORK, EXCHANGE AGENT

                                    BY HAND:
                         Tender and Exchange Department
                               101 Barclay Street
                           Receive and Deliver Window
                            New York, New York 10286

                             BY OVERNIGHT COURIER:
                         Tender and Exchange Department
                               101 Barclay Street
                           Receive and Deliver Window
                            New York, New York 10286

                                    BY MAIL:
                         Tender and Exchange Department
                                 P.O. Box 11248
                             Church Street Station
                         New York, New York 10286-1248

                           BY FACSIMILE TRANSMISSION:
                        (For Eligible Institutions Only)
                                 (212) 815-6213

                           FOR INFORMATION TELEPHONE:
                                 (800) 507-9357

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

         The undersigned hereby tenders to Ohio Edison Financing Trust II (the "Trust"), upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Preferred Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.

                                                                             SIGN HERE

Number of Preferred Shares tendered:                    X
                                    -----------------    ---------------------------------------------------

                                                        X
-----------------------------------------------------    ---------------------------------------------------
                                                                           (Signature(s))

Certificate Nos. (if available):
                                                        ----------------------------------------------------
                                                                      (Name(s)) (Please Print)


-----------------------------------------------------   ----------------------------------------------------
                                                                             (Address)

-----------------------------------------------------   ----------------------------------------------------
                                                                             (Zip Code)


                                                        ----------------------------------------------------
                                                                   (Area Code and Telephone No.)

If Preferred Shares will be tendered by
book-entry transfer:

Name of Tendering Institution:
                              -----------------------


-----------------------------------------------------

Check Box of Book-Entry Transfer Facility:

  / / The Depository Trust Company

  / / Philadelphia Depository Trust Company



Account No.:


-----------------------------------------------------

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
                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)


--------------------------------------------------------------------------------


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Dated               , 1996
     ---------------



--------------------------------------------------------------------------------
                                   (Name(s))



--------------------------------------------------------------------------------
                            (Capacity (full title))



--------------------------------------------------------------------------------
                         (Address, including Zip Code)



--------------------------------------------------------------------------------
                         (Area Code and Telephone No.)



                                   GUARANTEE
                    (Not to be used for signature guarantee)

         The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, guarantees (a) that the above named person(s) "own(s)" the Preferred Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Preferred Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Preferred Shares tendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of the Preferred Shares tendered hereby into the account of the Exchange Agent at the Depository Trust Company or Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof), with any required signature guarantees (or an Agent's Message (as defined in the Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.



--------------------------------------------------------------------------------
                                 (Name of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Address)


--------------------------------------------------------------------------------
                                   (Zip Code)


--------------------------------------------------------------------------------
                         (Area Code and Telephone No.)

Dated:               , 1996
      ---------------


                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
      YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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